Exhibit 24


                                POWER OF ATTORNEY




     By his signature, each of the undersigned persons, in his/her capacity as Director of Valley Resources, Inc., authorizes Alfred P. Degen and Kenneth W. Hogan or any of them, with full power of substitution, to execute in his/her name and on his/her behalf, and to file any amendments (including, without limitation, post-effective amendments) to this Registration Statement necessary or advisable in the opinion of any of them to enable the Company to comply with the Securities Act, and any rules, regulations and requirements of the Commission thereunder, in connection with the registration of the additional securities which are the subject of this Registration Statement.


Date:  December 10, 1996           S/A. P. Degen
                                   --------------------------------------------
                                   Alfred P. Degen, President,
                                   Chief Executive Officer & Director

Date:  December 10, 1996           S/Ernest N. Agresti
                                   --------------------------------------------
                                   Ernest N. Agresti, Director

Date:  December 10, 1996           S/Melvin G. Alperin
                                   --------------------------------------------
                                   Melvin G. Alperin, Director

Date:  December 10, 1996           S/C. Hamilton Davison
                                   --------------------------------------------
                                   C. Hamilton Davison, Director

Date:  December 10, 1996           S/Don A. DeAngelis
                                   --------------------------------------------
                                   Don A. DeAngelis, Director

Date:  December 10, 1996           S/James M. Dillon
                                   --------------------------------------------
                                   James M. Dillon, Director

Date:  December 10, 1996           S/Jonathan K. Farnum
                                   --------------------------------------------
                                   Jonathan K. Farnum, Director

Date:  December 10, 1996           S/John F. Guthrie
                                   --------------------------------------------
                                   John F. Guthrie, Director

Date:  December 10, 1996           S/Eleanor M. McMahon
                                   --------------------------------------------
                                   Eleanor M. McMahon